EXHIBIT 24

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Thomas M. O'Flynn and James T. Foran, and each of them (with full power to act without the other), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of PSEG Power LLC ("Power"), PSEG Fossil LLC, PSEG Nuclear LLC and/or PSEG Energy Resources & Trade LLC (together, the "Registrants") to sign the Registration Statement on Form S-3 to be filed by the Registrants with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of up to $2,000,000,000 aggregate principal amount of Power's Senior Debt Securities and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument, this 30th day of May, 2003.

/s/ E. James Ferland                             /s/ Roy A. Anderson
----------------------------                     ----------------------------
E. James Ferland                                 Roy A. Anderson

/s/ Robert E. Busch                              /s/ Frank Cassidy
----------------------------                     ----------------------------
Robert E. Busch                                  Frank Cassidy

/s/ Robert J. Dougherty, Jr.                     /s/ Thomas M. O'Flynn
----------------------------                     ----------------------------
Robert J. Dougherty, Jr.                         Thomas M. O'Flynn

/s/ Patricia A. Rado                             /s/ R. Edwin Selover
----------------------------                     ----------------------------
Patricia A. Rado                                 R. Edwin Selover

/s/ Steven R. Teitelman                          /s/ Michael J. Thomson
----------------------------                     ----------------------------
Steven R. Teitelman                              Michael J. Thomson